FOR IMMEDIATE RELEASE
Contact:  Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

Churchill Downs Incorporated announces agreement allowing The Stronach Group to operate racing at Calder Race Course

LOUISVILLE, Ky. (May 28, 2014) - Churchill Downs Incorporated (CDI) (NASDAQ: CHDN) announced that it has entered into a binding term sheet with The Stronach Group (TSG) under which TSG will operate, at TSG’s expense, live racing and maintain certain facilities used for racing and training at Calder Race Course (Calder) located in Miami Gardens, Fla.

TSG will run at Calder the minimum number of race days required by Florida law while also running live racing during the course of the rest of the year at Gulfstream Park. This arrangement will be in effect through the end of 2020.

The transaction is anticipated to be completed by June 30, 2014 and is contingent upon regulatory approval, certain amendments to Calder’s agreement with the Florida Horsemen’s Benevolent and Protective Association, Inc. (FHBPA), execution of certain other definitive agreements (such as the facility lease agreement) and other usual and customary closing conditions.

The transaction will involve a lease to TSG of Calder’s racetrack and certain other racing and training facilities, including a portion of the barns on Calder’s backside consisting of approximately 430 stalls. TSG will operate live horse racing at Calder, under Calder’s racing permits, in compliance with all applicable laws and licensing requirements. TSG will operate and maintain the racing and training facilities that are subject to the lease agreement on a year-round basis. TSG will be responsible for substantially all of the direct and indirect costs associated with these activities and receive the associated revenues. CDI will continue to own and operate the Calder Casino.

In addition, TSG and CDI reached agreement with respect to extending their current contracts to provide each other with their respective horse racing content for simulcast and account wagering purposes and modification of their HRTV operating and ownership agreement which will result in, among other things, the disposition of CDI’s remaining interest in HRTV to TSG early next year.

CDI’s President and COO, William Carstanjen, said he believes this transaction makes sense for all of the stakeholders of the thoroughbred racing industry in South Florida in light of the limited supply of thoroughbred horses racing in the region.

“Without this arrangement, there is no other apparent, viable long- term solution to preserving racing in South Florida on a year-round basis. In addition, CDI and TSG addressed the future of their HRTV partnership and other outstanding topics of discussion between the companies, all of which sets the stage for a mutually productive working relationship going forward,” Carstanjen said.

About Churchill Downs Incorporated

Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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